EXHIBIT 99.2

Investor Presentation June 2018 Strictly Confidential

Disclosu r es Non - GAAP Financial Measures In addition to reports presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non - GAAP financial measures . The Company believes that such non - GAAP financial measures provide investors with information useful in understanding the Company’s financial performance . Readers of this presentation, however, are urged to review these non - GAAP financial measures in conjunction with the GAAP results included herein . While the Company believes these non - GAAP financial measures provide investors with a broader understanding of the capital adequacy, funding profile and financial trends of the Company, this information should be considered as supplemental in nature and not as a substitute to the related financial information prepared in accordance with GAAP . These non - GAAP financial measures may also differ from the similar measures presented by other companies . Please see Non - GAAP Reconciliation included as an Appendix to this presentation . Forward Looking Statements This document may contain certain forward - looking statements, such as discussions of the Company’s and SCB Bancorp, Inc . ’s (“SCB”) pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules . The Company and SCB intend such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Litigation Reform Act of 1955 . Forward - looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company and SCB, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions . Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that any of the anticipated benefits of the proposed transactions between the Company and SCB will not be realized or will not be realized within the expected time period ; the risk that integration of the operations of the Company and SCB will be materially delayed or will be more costly or difficult than expected ; the inability to complete the proposed transactions due to the failure to obtain the required stockholder approval ; the failure to satisfy other conditions to completion of the proposed transactions, including receipt of required regulatory and other approvals ; the failure of the proposed transactions to close for any other reason ; the effect of the announcement of the transaction on customer relationships and operating results ; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events ; changes in interest rates ; general economic conditions and those in the market areas of the Company and SCB ; legislative/regulatory changes ; monetary and fiscal policies of the U . S . Government, including policies of the U . S . Treasury and the Federal Reserve Board ; the quality or composition of the Company’s and SCB’s loan or investment portfolios and the valuation of those investment portfolios ; demand for loan products ; deposit flows ; competition, demand for financial services in the market areas of the Company and SCB ; and accounting principles, policies and guidelines . Additional information concerning the Company, including additional factors and risks that could materially affect the Company’s financial results, are included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Reports on Form 10 - K . Forward - looking statements speak only as of the date they are made . Except as required under the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward - looking information, whether as a result of new information, future events or otherwise . 2

3 Certain Important Information Registration Statement; No Offer or Solicitation The Company has filed a registration statement (including a prospectus) with the SEC for the offering to which this presentation relates . Before you invest, you should read the prospectus in that registration statement, preliminary prospectus supplement related to this offering and other documents the Company has filed with the SEC for more complete information about the Company and this offering . You may get these documents for free by visiting EDGAR on the SEC website at www . sec . gov . Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement if you request it by calling FIG Partners, LLC toll free at 866 - 344 - 2657 or by emailing prospectus@figpartners . com, or D . A . Davidson & Co . toll free at 800 - 332 - 5915 , or by emailing prospectusrequest@dadco . com or Sandler O’Neill + Partners, L . P . toll free at 866 - 805 - 4128 or by emailing syndicate@sandleroneill . com . This presentation does not constitute an offer to sell, a solicitation of an offer to sell, the solicitation or an offer to buy any securities or a solicitation of any vote or approval . There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933 , as amended . Important Information about the Merger and Additional Information FMBH will file a registration statement on Form S - 4 with the SEC in connection with the proposed merger of FMBH and SCB Bancorp, Inc . (“SCB”) . The registration statement will include a proxy statement of SCB that also constitutes a prospectus of FMBH, which will be sent to the stockholders of SCB . Investors in SCB are urged to read the proxy statement/prospectus, which will contain important information, including detailed risk factors, when it becomes available . The proxy statement/prospectus and other documents which will be filed by FMBH with the SEC will be available free of charge at the SEC’s website, www . sec . gov, or by directing a request when such a filing is made to First Mid - Illinois Bancshares, P . O . Box 499 , Mattoon, IL 61938 , Attention : Investor Relations ; or to SCB Bancorp, Inc . , 1501 East . Eldorado Street, Decatur, IL 62521 , Attention : Investor Relations . A final proxy statement/prospectus will be mailed to the stockholders of SCB . Participants in the Solicitation FMBH and SCB, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger . Information about the directors and executive officers of FMBH is set forth in the proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 16 , 2018 . These documents can be obtained free of charge from the sources provided above . Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the proxy statement/prospectus for such proposed transactions when it becomes available .

4 Table of Contents SECTION DESCRIPTION I. Company and Market Overview II. Financial Highlights III. Acquisition Announcement Appendix – Management and Board Appendix – Non GAAP Reconciliation

5 I. Company and Market Overview

6 Corporate Profile Market Overview Company Name: First Mid - Illinois Bancshares, Inc. H eadquar t e r s: Mattoon, IL NASDAQ Ticker: FMBH Market Cap: $564 million Annualized Div.: Y iel d : $0.68 1.90% Pri c e: $39.37 Avg. Volume (3Mo) 24,343 52wk Range: $30.01 - $42.03 Analyst Coverage: FIG Partners, LLC D.A. Davidson & Co. Sandler O’Neill & Partners, LP Stephens Inc. Market data as of June 11, 2018 and financial data as of March 31, 2018 1) Includes assets acquired from First BancTrust Corp. (“FIRT”) on 5/01/18 2) Non - GAAP financial metric, see reconciliation in the Appendix Headquartered in Mattoon with multiple locations and a dedicated team serving central and southern Illinois, metro St. Louis, and the greater Indianapolis area. Current Company Snapshot • Assets: $3.3 billion (1) • Deposits: $2.7 billion (1) • Loans: $2.3 billion (1) • Trust and Wealth Management AUM: $1.5 billion Strong Capital Ratios • Common Equity Tier - 1 Capital/RWA: 12.17% • Leverage ratio: 10.06% • Total RBC ratio: 13.07% Exceptional Asset Quality • NPAs/Assets: 0.70% • Loan 30+ days PD/Total loans: 0.75% Profitability (Q1’18) • Net Income of $8.4 million • Net Interest Margin, TE (2) : 3.65% • ROAA: 1.18% (annualized for period) • ROACE: 10.86% (annualized for period)

7 History and Recognition First Mid - Illinois Bancshares has a proud 150+ year history of service to agricultural, small business and retail customers. • First National Bank of Mattoon established in 1865 • The oldest nationally chartered bank in Illinois • First Mid - Illinois Bancshares, Inc. incorporated in 1981 • Committed to our community banking heritage and mission • Publicly traded on the NASDAQ stock market since 2014 • Membership extended into the all - cap Russell 3000 and small - cap Russell 2000 indexes in 2016. Achievements through Performance :

8 Source: S&P Global Market Intelligence data as of May 2018; Unemployment data as of April 2018 Current Footprint • First Mid Bank Locations • First Bank &Trust Locations Current Footprint • Footprint of 59 branches in 42 communities • LPO serving the greater Indianapolis area • Branches strategically located along major transportation routes of I - 74, I - 70 and I - 64 East - West as well as I - 57 North - South • Clusters of branches are located in and around cities such as St. Louis, Peoria, Champaign - Urbana, Decatur, and Carbondale • Total population approximately 2.6 million • 2018 median household income: $51,803 Key industries • Agriculture • Education • Manufacturing • Health care Unemployment rates • IL: 3.6% • I N: 2.9% • MO: 3.3% • US: 3.7%

9 Market Share Operating Market 1 June 30, 2017 # of Total Market Active D e p o s i t s S h a r e Rank Institution Parent City State Branches ( $000 ) ( %) 1 Commerce Bancshares Inc. Kansas City MO 39 $6 , 223 , 19 0 9 . 0 2% 2 U.S. Bancorp Minneapolis MN 83 $5 , 885 , 00 5 8 . 5 3 3 Bank of America Corp. Charlotte NC 30 $5 , 297 , 92 2 7 . 6 8 4 First Busey Corp. Champaign IL 45 $4 , 170 , 76 8 6 . 0 5 5 PNC Financial Services Group Inc. Pittsburgh PA 47 $3 , 788 , 31 3 5 . 4 9 6 Regions Financial Corp. Birmingham AL 59 $3 , 146 , 81 8 4 . 5 6 7 First Mid - Illinois Bancshares Inc. Mattoon IL 59 $2 , 679 , 80 8 3 . 8 9 8 Enterprise Financial Services Corp Clayton MO 12 $2 , 174 , 39 3 3 . 1 5 9 Banc Ed Corp. Edwardsville IL 19 $1 , 634 , 31 2 2 . 3 7 10 FB Corp. Hazelwood MO 26 $1 , 512 , 39 2 2 . 1 9 11 JPMorgan Chase & Co. New York NY 8 $1 , 317 , 45 7 1 . 9 1 12 Central Banco. Inc. Jefferson City MO 10 $1 , 299 , 03 5 1 . 8 8 13 Midland States Bancorp Inc. Effingham IL 13 $1 , 028 , 30 2 1 . 4 9 14 First Co Bancorp Inc. Collinsville IL 15 $964 , 04 9 1 . 4 0 15 Stupp Bros. Inc. Saint Louis MO 8 $868 , 84 0 1 . 2 6 16 Reliance Bancshares Inc. Frontenac MO 17 $856 , 40 1 1 . 2 4 17 Heartland Bancorp Inc. Bloomington IL 15 $799 , 77 2 1 . 1 6 18 United Community Bancorp Inc. Chatham IL 13 $690 , 24 4 1 . 0 0 19 Bank of Montreal Montreal - 10 $656 , 76 6 0 . 9 5 20 Hometown Community Bancorp Inc. Morton IL 14 $648 , 11 4 0 . 9 4 Market Total 1,061 $68 , 970 , 55 1 100 .0 % Diverse market segments with economies based on agriculture, manufacturing, education and services • Top employers in the region include a diverse range of operations such as Ameren, ADM, Caterpillar, State Universities, Multiple Hospitals & Medical Care Facilities, Rural King, and Continental Tire North America • First Mid ranks in the Top 10 for market share in 21 of the 25 counties served and ranks in the Top 5 in over 65% of those markets • First Mid ranks 2 nd in its operating market among community banks (excluding money center, super regional and other banks with assets greater than $10 billion) – all while maintaining “best in class” deposit costs 1 Operating Market includes all counties in which FMBH has deposit market share; Excludes State Farm Insurance Group, and Toronto - Dominion Bank Source: S&P Global Market Intelligence

10 Capital Raises and Acquisitions Capital Raises August 2017 Launched a $20 million at - the - market equity offering. June 2015 Raised $29.3 million through a private placement of common stock. Approximately 90% raised via new institutional relationships. February 2011 Commenced offering of $27.5 million in Convertible Preferred Series C; Converted at $20.29 per share in May 2016. February 2009 Commenced offering of $24.6 million in Convertible Preferred Series B; Converted at $21.62 per share in November 2014. July 1992 Raised $3.1 million in Convertible Preferred Series A to effect Heartland acquisition. $0 . 9 $0 . 6 $0 . 3 $ - $1 . 2 $1 . 5 $2 . 1 $2 . 4 $2 . 7 $3 . 0 $3 . 3 $3 . 6 1 9 98 1 9 99 2 0 00 2 0 01 2 0 02 2 0 03 2 0 04 2 0 05 2 0 06 2 0 07 2 0 08 2 0 09 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 18 ($Bil) $1.8 Acquisitions and Asset Growth Timeline – (1998 - 2018) May 1999 Acquired 4 branches from Bank One Corp ($64 million in total assets) January 2002 Acquired The Checkley Agency, Inc., an insurance broker May 2006 Acquired Mansfield Bancorp, Inc . ( $ 124 million in total assets) August 2015 Acquired 12 branches from Old National Bank ($441 million in total assets) December 2015 Acquired Illiana Insurance Agency April 2001 Acquired American Bank of Illinois ($31 Million in total assets) September 2010 Acquired 10 branches from First Bank ($321 million in total assets) September 2016 Acquired First Clover Leaf Financial Corp. ($659 million in total assets) May 2018 Acquired First BancTrust Corp. ($479 million in total assets)

11 42 16 21 17 28 24 14 3 14 12 9 14 11 4 4 3 7 4 0 20 40 60 80 Illinois Indiana Wisconsin $400M - $800M Iowa Kentucky Missouri $800M - $1.5B $1.5B - $2.5B Abundant Opportunity for Additional Acquisitions Source: S&P Global Market Intelligence □ Includes all banks and thrifts headquartered in Illinois, Indiana, Kentucky, Missouri, and Wisconsin with total assets $400M - $2.5B □ Disciplined acquisition strategy involving strategic consolidation, strong target markets, meaningful scale and ability to achieve enhanced pro forma positioning Opportunities by State Opportunities by Asset Size 67 23 32 44 42 Headquarters of Potential Acquisition Opportunities State Banks Assets ($M) Branches I lli n o i s 6 7 $58 , 07 4 763 I nd i a n a 2 3 $19 , 36 9 343 Io w a 3 9 $32 , 27 8 442 K e n t u c k y 3 2 $28 , 57 2 491 M i sso u r i 4 4 $39 , 37 3 658 Wisconsin 42 $34 , 69 5 445 Total 247 $212 , 36 1 3 , 14 2 39

12 Strategic Advantage First Mid - Illinois Bancshares is able to provide strong strategic advantages in key areas : • Diversified Sources of Revenue • Quality Core Deposit Franchise • Diverse Geographic Footprint • Demonstrated Ability to Raise Capital and Successfully Complete Acquisitions • Track Record of Growing Shareholder Value (Dividends since 1879) • Experienced Management • Outstanding Asset Quality Metrics

13 II. Financial Highlights

14 Financial Profile Balance Sheet Total Assets $2 , 114 , 49 9 $2 , 884 , 53 5 $2 , 841 , 53 9 $2 , 837 , 34 6 Total Gross Loans $1 , 281 , 88 9 $1 , 825 , 99 2 $1 , 939 , 50 1 $1 , 977 , 69 7 Total Deposits $1 , 732 , 56 8 $2 , 329 , 88 7 $2 , 274 , 63 9 $2 , 291 , 89 1 Loans/Deposits 73 . 93% 78 . 32% 85 . 22% 86 . 23 % Capital Common Equity $177 , 60 9 $280 , 67 3 $307 , 96 4 $310 , 58 7 Preferred Equity $27 , 40 0 $0 $0 $0 Total Equity/Assets 9 . 70% 9 . 73% 10 . 84% 10 . 95 % Tang. Common Equity/Tang. Assets (1) 6 . 18% 7 . 46% 8 . 41% 8 . 68 % Total Capital Ratio (2) 14 . 25% 12 . 79% 12 . 70% 13 . 07 % Tier 1 Capital Ratio (2) 13 . 23% 11 . 99% 11 . 83% 12 . 17 % Leverage Ratio (2) 9 . 20% 9 . 19% 9 . 91% 10 . 06 % Profitability Measures Net Interest Margin, TE (1) 3 . 37% 3 . 39% 3 . 70% 3 . 65 % Non Interest Income/Average Assets 1 . 11% 1 . 10% 1 . 03% 1 . 05 % Non Interest Expense/Average Assets 2 . 64% 2 . 58% 2 . 52% 2 . 55 % Efficiency Ratio 62 . 43% 60 . 01% 56 . 66% 57 . 16 % ROAA 0 . 91% 0 . 94% 0 . 94% 1 . 18 % ROACE 8 . 84% 9 . 31% 8 . 92% 10 . 86 % ROATCE (1) 11 . 75% 13 . 16% 12 . 18% 14 . 64 % Net Income $16 , 51 2 $21 , 84 0 $26 , 68 4 $8 , 39 0 Asset Quality NPAs/Assets NPAs (excl TDRs)/Assets NCOs/Avg Loans R e s e r v e s / L o a n s Reserves/NPAs 0.21% 0.18% 0.04% 1.14% 324.56% 0.70% 0.49% 0.05% 0.92% 82.84% 0.72% 0.69% 0.23% 1.03% 98.18% FMBH For the Twelve Months Ended Quarter Ended F I R Year Ended T Qtr Ended In $000s except for per share data 12/31/15 12/31/16 12/31/17 3/31/18 12 / 31 / 201 7 3 / 31 / 201 8 $476 , 70 5 $479 , 21 8 $373 , 61 5 $369 , 61 4 $388 , 96 4 $391 , 62 4 96 . 05% 94 . 38% $45 , 97 4 $46 , 03 3 $0 $0 9 . 64% 9 . 61% 9 . 54% 9 . 50% 13 . 69% 14 . 06% 12 . 53% 12 . 89% 10 . 07% 10 . 20% 3 . 58% 3 . 56% 0 . 64% 0 . 64% 2 . 60% 2 . 67% 63 . 62% 65 . 77% 0 . 47% 0 . 70% 4 . 64% 7 . 00% 4 . 69% 7 . 08% $2 , 20 5 $841 0.70% 0 . 79% 0 . 87% 0.66% 0 . 49% 0 . 34% 0.05% 0 . 32% 0 . 16% 1.05% 1 . 18% 1 . 20% 104.65% 117 . 47% 106 . 53% 1) Non - GAAP financial metric; see reconciliation in the Appendix 2) For FIRT, regulatory capital ratios shown are bank only

15 Demonstrated Track Record of Growth $1,605 $1,607 $2,114 $2,885 $2,842 $2,837 $479 2013 2014 2015 2016 2017 2018Q1 Total Assets ($mm) Total Net Loans ($mm) Total Deposits ($mm) Net Income ($000) $970 $1,049 $1,267 $1,809 $1,920 $1,957 $365 201 3 201 4 201 5 201 6 2017 Y 2018Q1 $1,288 $1,272 $1,733 $2,330 $2,275 $2,292 $392 2013 2014 2015 2016 2017 2018Q1 Bronze column represents First BancTrust Corp. (“FIRT”) figures for illustrative purposes; excludes purchase accounting adjustments $10,30 5 $11 , 30 9 $14 , 31 2 $21,015 $26,684 $8,390 $841 2013 2014 2015 2016 2017 2018Q1

16 Creating Value for Shareholders First Mid - Illinois Bancshares consistently provides value to shareholders by delivering $0.74 $1.26 $1.42 $1.44 $1.51 $1.57 $1.67 $1.29 $1.62 $1.73 $1.85 $1.81 $2.05 $2.13 $0.17 $0.85 $0.19 $1.05 $0.22 $0.29 $0.30 $0.33 $0.35 $0.38 $0.38 $1.04 $0.38 $1.07 $0.38 $0.40 $0.42 $0.46 $0.55 $0.59 $0.62 $0.66 $6.03 $6.79 $7.41 $8.18 $8.49 $9.18 $8.28 $9.36 $10.09 $10.91 $9.38 $11.24 $12.68 $11.75 $15.63 $15.09 $16.84 $18.73 $ 0 .00 $ 5 .00 $ 1 0.00 $ 1 5.00 $ 2 0.00 $ 0 .00 $ 0 .50 $ 1 .00 $ 1 .50 $ 2 .00 $ 2 .50 $ 3 .00 $ 3 .50 $ 4 .00 2 0 0 0 2 0 0 1 2 0 0 4 2 0 0 5 2 0 1 1 2 0 1 2 TBV/Share Earnings & Dividends/Share solid diluted earnings per share and returning competitive dividends . Performance Timeline thru 12/31/17 2 0 0 2 2 0 0 3 Diluted EPS 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 Dividends Per Share (Declared) 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 Tangible Book Value Per Share Tangible Book Value Per Share is a non - GAAP measure and is defined as total common equity less goodwill and intangibles divided by shares outstanding as of period end See reconciliation in the Appendix Q1’18 - $18.95

17 Performance Highlights Core Return on Average Assets (1) Core Return on Average Tangible Common Equity (1) Net Interest Margin, TE (1) 0.84% 0.94% 0.95% 0.94% 1.04% 1.22% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 12.89% 13.91% 12.27% 13.22% 13.31% 15.01% 2 0 1 3 Y 2 0 1 4 Y 2015Y 2016Y Efficiency Ratio 2 0 1 7 Y 2 0 1 8 Q1 3.47% 3.53% 3.37% 3.39% 3.70% 3.65% 2 0 1 3 Y 2 0 1 4 Y 2 0 1 5 Y 2 0 1 6 Y 2 0 1 7 Y 2018Q1 62.54% 62.19% 62.43% 60.01% 57 . 16% 56.66% 2 0 1 3 Y 2 0 1 4 Y 2 0 1 5 Y 2 0 1 6 Y 2 0 1 7 Y 2018Q1 1) Non - GAAP financial metric; see reconciliation in the Appendix

Strong Credit Quality

First Mid-Illinois Bancshares, Inc.

Nonperforming Assets/Total Assets



0.44%
0.30%
0.21%
0.70%
0.72%
0.70%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Q1

Nonperforming Assets ($000)



$7,037
$4,803
$4,491
$20,223
$20,347
$19,849
2013Y
2014Y
2015Y
2016Y
2017Y
2018Q1

Net Charge-offs/Average Loans



0.08%
0.03%
0.04%
0.04%
0.23%
0.05%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Q1

Loan Loss Reserve/Gross Loans



1.35%
1.29%
1.14%
0.92%
1.03%
1.05%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Q1

18

19 Diversified Loan Portfolio Loan Composition ($000s) Rounded to Nearest Percentage March 31, 2018 Balance % Commercial Real Estate (Nonfarm/Nonresidential) $ 699,142 35 .2% Commercial & Industrial Loans $ 458,691 23 .2% 1 - 4 Family Residential Properties $ 289,899 14 .7% Agricultural Real Estate $ 122,564 6 .2% Construction & Land Development $ 109,076 5 .5% Agricultural Loans $ 74,342 3 .8% Multifamily Residential Properties $ 60,881 3 .1% Consumer Loans $ 28,784 1 .5% All Other Loans $ 134,318 6 .8% Total Loans $ 1,977,697 *Does not include loans acquired from First BancTrust Corp. on 5/01/18. $982,804 $1,062,406 $1,281,889 $1,825,992 $1,939,501 $1,977,697 $1,850,000 $1,700,000 $1,550,000 $1,400,000 $1,250,000 $1,100,000 $950,000 $800,000 $650,000 $500,000 $2,000,000 2013 2014 2015 2016 2017 Q1 ' 1 8 Total Loans ($000s)

20 Quality Core Deposit Franchise Deposit Composition ($000s) Rounded to Nearest Percentage March 31, 2018 Balance % Checking $ 1,186,062 52% Savings $ 374,594 17% MMDA $ 389,020 16% CD – Retail/Business $ 277,278 12% CD – Public $ 59,245 3% CDAR $ 5,692 0% CD – Brokered Deposits $ - 0% Total Deposits $ 2,291,891 100% 0.26% 0.22% 0.19% 0.18% 0.22% 0.29% $ 5 0 0 , 0 0 0 $ 7 5 0 , 0 0 0 $1,000,000 $1,250,000 $1,500,000 $1,750,000 $2,000,000 $2,250,000 0 . 0 0% 0 . 0 5% 0 . 1 0% 0 . 1 5% 0 . 2 0% 0 . 2 5% 0 . 3 0% 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 Q 1 ' 18 Cost of Interest Bearing Deposits 0.35% $2,500,000 COD Total Deposits First Mid - Illinois Bank & Trust’s Cost of Interest Bearing Deposits was 28bps and ranked in the 18 th percentile of peer banks as reported in the 3/31/18 Uniform Bank Performance Report (UBPR). The peer banks reported average was 60 bps. *Does not include deposits acquired from First BancTrust Corp. on 5/01/18.

21 Diversified Solutions and Sources of Revenue First Mid - Illinois Bank’s Trust and Wealth Management group provides a stream of non - interest income through a variety of financial products and services: • Farm Management • Investment/Brokerage through an agreement with Raymond James Financial Services, Inc. • Trust Services • Retirement Plans First Mid Insurance Group (FMIG) offers the following products to meet our customers’ needs: • Property/Casualty and Health Insurance Products for Businesses • Homeowner and Personal Insurance Products • Senior Care Insurance $967, 8 0 3 $1, 0 28, 3 6 5 $1, 2 07, 6 1 2 $1, 3 30, 9 7 4 $1, 5 42, 9 5 9 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 Trust and Wealth Management AUM ($000s) $1,637,526 $1,795,624 $2,112,765 $3,454,339 $3,880,427 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 FMIG REVENUE

22 III. Acquisition Announcement

23 SCB Bancorp Inc. Corporation Overview Company Overview (1) Total Assets: Total Deposits: Total Loans: Total AUM: $437 Million $319 Million $256 Million $2.4 Billion Corporation is headquartered in Decatur, Illinois SCB Branch Footprint ▪ SCB holds the #3 market share position in Macon County with 14.4% of the total deposits ▪ Diverse loan portfolio with solid asset quality metrics ▪ Significant non - interest income generated through sizable insurance and farm management businesses Established in 1956, Soy Capital Bank and Trust , a subsidiary of the SCB Bancorp, offers full - service community banking including commercial, retail and mortgage services through its network of 10 branches located in central Illinois B a n k 42% I n s u r a n c e 33% Ag Services / Trust 25% Total Revenue by Source 1) Data as of March 31, 2018

24 Compelling Rationale ▪ Execution of Strategic Plan to enhance revenue diversification with complementary business lines − Approximately 58% of SCB’s total revenue consists of Insurance and Ag Services / Trust operations ▪ Deepens First Mid’s presence in target markets − Gain 3 rd ranked deposit market share in Decatur; move up 2 spots to 10 th in Peoria; and solidify 4 th spot in Champaign - Urbana Strategic Opportunity Financially Attractive Low Risk Profile ▪ Accretive to EPS in first full year ▪ Minimal tangible book value dilution estimated at closing with an earn - back anticipated of less than 6 months ▪ Attractive internal rate of return ▪ Achievable operating synergies with multiple branch overlap ▪ First Mid’s management team has substantial merger integration experience ▪ Well - known markets to the First Mid team ▪ Comprehensive due diligence process and thorough loan review completed ▪ Similar cultures will help facilitate a successful integration process

SCB's Insurance Business

Complementary Insurance Operations

- Soy Capital Bank and Trust acquired JL Hubbard Insurance and Bonds ("JLH") in 2002
- Largest community bank-owned insurance agent in Illinois
  - First Mid Insurance Group ("FMIG") is 3rd
- Multi-state customer base with offices in Decatur and Peoria
  - FMIG offices in Mattoon as well as Champaign & Metro East MSAs
- Half of business is commercial lines
  - This provides opportunity to expand in new markets for each area

	FMIG	JLH
Revenue ($Mil)	$3.9	$10.1
Employees	18	43
Customers	7,300	3,800

FMIG



Commerical Lines 26%
Personal Lines 11%
Surety 2%
Life/Health 61%

JLH



Life/Health 19%
Surety 10%
Personal Lines 5%
Commerical Lines 66%

Pro Forma



Life/Health 30%
Surety 8%
Personal Lines 7%
Commerical Lines 55%

Data as of or for year ended December 31, 2017

25

SCB's Agriculture Services & Trust

Complementary Ag Services & Trust Operations

- Combined assets under management nearly $4.0 billion
- Largest farm manager in Illinois with approximately 248,000 acres under management
  - First Mid manages 25,000 acres
- Operates out of five offices: Bloomington, Decatur, Kankakee, Peoria, and Springfield
- Manages acreage in 11 different states
- Minimal overlap in services and split between farm and trust are nearly opposites between the two organizations providing expansion opportunities

	First Mid	Soy
Revenue ($Mil)	$5.9	$7.6
Employees	29	40
Assets Under Management ($Bil)	$1.5	$2.4

First Mid Ag-Trust


Farm Brokerage and Management 9%
Trust and Wealth Management 91%

Soy Ag-Trust


Trust and Wealth Management 19%
Farm Brokerage and Management 81%

Pro Forma


Trust and Wealth Management 50%
Farm Brokerage and Management 50%

Data as of or for year ended December 31, 2017

26

First Mid-Illinois Bancshares, Inc.

Pro Forma Non-Interest Income

FMBH


Non-Interest Income 24%
Net-Interest Income 76%

First BancTrust


Non-Interest Income 16%
Net-Interest Income 84%

SCB Bancorp


Net-Interest Income 34%
Non-Interest Income 66%

Pro Forma


Non-Interest Income 31%
Net-Interest Income 69%

Data as of or for year ended December 31, 2017

27

Transaction Terms and Pricing Ratios 5.4579 FMBH shares and $98.44 in cash for each outstanding share of SCB common stock³ 1.2 million FMBH shares issued 8.3% Transaction Value (1) $70.4 million Consideration Structure (2) Shares Issued (2) SCB Pro Forma Ownership Price/TBV Price/LTM EPS Board Representation: 185.0% 15.1x One board seat 1) Transaction value of $70.4 million represents aggregate consideration paid by FMBH; including the cash out of options; Excludes $24.6 million special dividend paid by SCB 2) Based on 226,745 shares of SCB outstanding and $38.38 per share for FMBH – the 10 - day volume weighted average price as of June 8, 2018 3) This mix of stock and cash is for illustrative purposes and assumes a proration of the stock and cash consideration among all SCB shares outstanding. The actual consideration paid for each SCB share will be based on each SCB shareholder’s ability to elect cash or stock, subject to certain prorations and adjustments. Note: All multiples based on March 31, 2018 financials 28 Required Approvals Customary regulatory and SCB shareholder approval

29 Key Assumptions Estimated Cost Savings: Transaction Expenses: Credit Marks: Core Deposit Intangible: Capital Raise: Revenue Enhancements: None assumed; however, opportunities exist in wealth management, trust and insurance businesses $6.0 million, pre tax 1.5% gross mark on loans 1.5% of non - time deposits Anticipated approximately $30 million common raise 22% overall; 34% from the bank subsidiary Anticipated Close: 4Q 2018

30 Estimated Pro Forma Financial Metrics 1) Estimated financial impact is presented solely for illustrative purposes. Includes assets acquired from FIRT and SCB with est ima ted corresponding purchase accounting marks, deal related expenses and assumes net proceeds from capital raise of $28.5 million 2) Non - GAAP financial metric, see reconciliation in the Appendix 3) For Interagency guidance purposes, CRE loans include non - owner occupied CRE, multifamily and construction & development loans; Total capital is bank level only Capital Ratios Pro Forma (1) $30mm Capital with SCB S t a nd a l on e F I R T Key Transaction Impacts to FMBH (1) Standalone FIRT $30mm Capital with SCB EPS Impact with full cost savings - Mid Single - Digit Accrection Mid Single - Digit Accrection - Exceeds Internal Thresholds Exceeds Internal Thresholds - Slight Dilution Minimal Dilution - < 2 years < 6 Months IRR Initial Tangible Book Value Impact Tangible Book Value Earnback Period TCE/TA (2) 8 . 7% - - Leverage Ratio 10 . 1% 9.6% 9 . 6 % Tier 1 Ratio 12 . 2% 11.7% 11 . 6 % Total Risk - Based Ratio 13 . 1% 12.4% 12 . 3 % Loan Concentration (3) C&D/ Total Capital 39% 36% 37% CRE/ Total Capital 200% 203% 231%

31 Pro Forma Franchise P r o F o r ma O v erv i e w (1) Total Assets: Total Deposits: Total Loans: Trust & Wealth Mgmt AUM: ~$3.8 Billion ~$3.0 Billion ~$2.6 Billion ~$3.9 Billion • 69 banking centers in 44 communities • Combined Company to rank 3 rd in deposit market share in Macon County (currently 9 th ) Growing Deposit Market Share Macon, IL County June '17 Total Market Rank Institution State # of Branches Deposits ($000) Share (%) 1 First Illinois Corp. IL 5 $469 , 73 6 24.3% 2 First Busey Corp. IL 4 419 , 16 6 21.7 Pro Forma IL 9 326 , 01 2 16.9 3 SCB Bancorp Inc. IL 6 278 , 09 8 14.4 4 Regions Financial Corp. IL 4 223 , 54 1 11.6 5 PNC Financial Services Group PA 3 146 , 82 4 7.6 6 American Central Bancorp. Inc. IL 3 120 , 38 5 6.2 7 Gerber Bancshares Inc. IL 2 68 , 89 4 3.6 8 Scott Bancshares Inc. IL 4 62 , 52 9 3.2 9 First Mid - Illinois Bancshares IL 3 47 , 91 4 2.5 10 Town and Country Finl Corp IL 2 38 , 40 2 2.0 Market Total 41 $1 , 929 , 87 6 100.0% 1) Data as of March 31, 2018

32 Pro Forma Loan Portfolio FMBH SCB Bancorp, Inc. Pro Forma As of March 31, 2018: FIRT C &D 5 . 5% 1 - 4 Fam 12.8% H E L O C 1.9% OwnOcc CRE 15.7% Other CRE 19.6% M u l t if a m 3.1% C&I 23 . 2 % Farm & Agric 10.0% Consr & Other 8.2% C &D 1 . 2% 1 - 4 Fam 21.1% H E L O C 4.6% OwnOcc CRE 8.2% Other CRE 8.4% M u l t if a m 12.8% C&I 12 . 8 % Farm & Agric 20.5% Consr & Other 10.5% C &D 1 . 9% 1 - 4 Fam 4.0% HELOC 0.6% OwnOcc CRE 7.9% Other CRE 13.8% M u l t i f a m 25.8% C&I 13 . 9 % Farm & Agric 17.2% Consr & Other 14.8% Composition Composition Composition Composition Loan Type ( $000 ) % of Total Loan Type ( $ 000 ) % of Total Loan Type ( $ 000 ) % of Total Loan Type ( $ 000 ) % of Total Constr & Dev 109 , 07 6 5 . 5 % Constr & Dev 4 , 3 9 2 1.2% Constr & Dev 4 , 8 8 7 1.9% Constr & Dev 118 , 3 5 5 4.5% 1 - 4 Family Residential 252 , 35 1 12 . 8% 1 - 4 Family Residential 78 , 0 3 1 21.1% 1 - 4 Family Residential 10 , 2 8 1 4.0% 1 - 4 Family Residential 340 , 6 6 3 13.1% Home Equity 37 , 54 8 1 . 9 % Home Equity 16 , 8 3 8 4.6% Home Equity 1 , 5 9 7 0.6% Home Equity 55 , 9 8 3 2.1% Owner - Occ CRE 310 , 94 6 15 . 7 % Owner - Occ CRE 30 , 4 1 1 8.2% Owner - Occ CRE 20 , 3 7 4 7.9% Owner - Occ CRE 361 , 7 3 1 13.9% Other CRE 388 , 19 6 19 . 6 % Other CRE 31 , 0 8 1 8.4% Other CRE 35 , 3 5 6 13.8% Other CRE 454 , 6 3 3 17.5% Multifamily 60 , 88 1 3 . 1 % Multifamily 47 , 1 7 8 12.8% Multifamily 66 , 2 2 9 25.8% Multifamily 174 , 2 8 8 6.7% Commercial & Industrial 458 , 69 1 23 . 2 % Commercial & Industrial 47 , 1 8 6 12.8% Commercial & Industrial 35 , 7 9 4 13.9% Commercial & Industrial 541 , 6 7 1 20.8% Farm & Agricultural 196 , 90 6 10 . 0 % Farm & Agricultural 75 , 6 3 7 20.5% Farm & Agricultural 44 , 0 7 0 17.2% Farm & Agricultural 316 , 6 1 3 12.2% Consr & Other 163,102 8.2% Consr & Other 38,934 10.5% Consr & Other 38,053 14.8% Consr & Other 240,089 9.2% Total Loans $1 , 977 , 69 7 100 . 0 % Total Loans $369 , 6 1 7 100.0 % Total Loans $256 , 6 4 1 100.0 % Total Loans $2 , 6 04 , 0 2 6 100.0 % MRQ Yield on Loans: 4 . 36 % MRQ Yield on Loans: 4 . 80 % MRQ Yield on Loans: 3 . 85 % MRQ Yield on Loans: 4 . 37 % C & D 4 . 5% 1 - 4 Fam 13.1% H E L O C 2.1% OwnOcc CRE 13.9% Other CRE 17.5% M u l t if a m 6.7% C&I 20 . 8 % Farm & Agric 11.9% Consr & Other 9.2% Regulatory data shown, bank level data for FIRT and SCB; does not include purchase accounting adjustments Source: S&P Global Market Intelligence

33 Pro Forma Deposit Portfolio FMBH SCB Bancorp, Inc. Pro Forma As of March 31, 2018: FIRT Non Int . Bearing 20 . 9 % NOW Accts 30.9% MMDA & Sav 33.3% Retail Time 12.9% Jumbo Time 2.1% Non Int . B e a r i ng 3 . 0 % NOW Accts 3.5% MMDA & Sav 48.1% Retail Time 22.2% Jumbo Time 23.3% Composition Composition Composition Composition Deposit Type ( $ 000 ) % of Total Deposit Type ( $ 000 ) % of Total Deposit Type ( $000 ) % of Total Deposit Type ( $000 ) % of Total Non Interest Bearing 478 , 3 0 3 20.9 % Non Interest Bearing 11 , 9 0 0 3.0 % Non Interest Bearing 71 , 48 9 22 . 5 % Non Interest Bearing 561 , 69 2 18 . 7 % NOW & Other Trans 707 , 7 5 9 30.9 % NOW & Other Trans 13 , 7 4 6 3.5 % NOW & Other Trans 24 , 17 0 7 . 6 % NOW & Other Trans 745 , 67 5 24 . 8 % MMDA & Sav 763 , 6 1 4 33.3 % MMDA & Sav 189 , 9 7 7 48.1 % MMDA & Sav 185 , 20 5 58 . 2 % MMDA & Sav 1 , 138 , 79 6 37 . 9 % Time Deposits < $100k 173 , 3 0 3 7.6 % Time Deposits < $100k 87 , 8 0 7 22.2 % Time Deposits < $100k 21 , 30 9 6 . 7 % Time Deposits < $100k 282 , 41 9 9 . 4 % Time Deposits > $100k 168 , 9 1 2 7.4 % Time Deposits > $100k 91 , 9 3 8 23.3 % Time Deposits > $100k 16 , 19 4 5 . 1 % Time Deposits > $100k 277 , 04 4 9 . 2 % Total Deposits $2 , 2 91 , 8 9 1 100.0 % Total Deposits $395 , 3 6 8 100.0 % Total Deposits $318 , 36 7 100 . 0 % Total Deposits $3 , 005 , 62 6 100 . 0 % MRQ Cost of Deposits: 0 . 23 % MRQ Cost of Deposits: 0 . 65 % MRQ Cost of Deposits: 0 . 35 % MRQ Cost of Deposits: 0 . 29 % Loans / Deposits 86 . 23 % Loans / Deposits 93 . 49 % Loans / Deposits 80 . 61 % Loans / Deposits 86 . 64 % Non Int . Bearing 22 . 5 % NOW Accts 7.6% MMDA & Sav 58.2% Retail Time 6.7% Jumbo Time 5.1% Non Int . Bearing 18 . 7 % NOW Accts 24.8% MMDA & Sav 37.9% Retail Time 13.4% Jumbo Time 5.2% Regulatory data shown, bank level data for FIRT and SCB; does not include purchase accounting adjustments Source: S&P Global Market Intelligence

34 Experienced Growth Through M&A T r ansa c ti o n Date Closed 9 / 1 0 /10 Closed 8 / 1 4 /15 Closed 9 / 0 8 /16 C losed 5 / 1 / 18 A n n o u n c ed 6/12/18 T r ansa c ti o n Value $16 Million $16 Million $89 Million $72 Million $70 Million Deal Type Branch Branch Whole Bank Whole Bank Whole Bank Assets ( $000 s) $321 Million $441 Million $659 Million $479 Million $437 Million Loans ( $000 s) $135 Million $156 Million $449 Million $370 Million $256 Million Depos its ($000s) $336 Million $453 Million $535 Million $392 Million $318 Million # of B r anches 10 12 7 7 10 First Mid has announced or successfully completed five major acquisitions since 2010 which has added nearly $2.3 billion of assets. •First Mid’s insurance subsidiary acquired Illiana Insurance Group, a senior solutions insurance center, in December 2015 . Figures noted above exclude fair value adjustments made at closing

35 Appendix – Management and Board

36 Experienced Management Team Joseph R. Dively Chairman, Chief Executive Officer and President Joe joined First Mid as a Senior Executive VP and President of the Bank in 2011. He has served on the Board of First Mid - Illinois Bancshares since 2004. Prior to joining the company, he was a Senior VP and an officer of Consolidated Communications where he was employed since 2003. Michael L. Taylor Senior Executive Vice President, Chief Operating Officer Mike joined First Mid in 2000 as CFO and has served as an Executive VP since 2007. In 2017 he was promoted to COO of the Company. Prior to joining the company, he was with AMCORE Bank in Rockford, Illinois from 1996 to 2000. Matthew K. Smith Executive Vice President, Chief Financial Officer Matt was elevated to his current role of CFO in 2017. He joined First Mid in 2016 as Executive VP and Director of Finance. Prior to his time at First Mid, he served as Corporate Treasurer and VP of Finance and IR for Consolidated Communications. Laurel G. Allenbaugh Executive Vice President, Chief Operations & IT Officer Laurel joined First Mid as Controller in 1990 and was promoted to Executive VP 1998. Bradley L. Beesley Executive Vice President, Chief Trust & Wealth Management Officer Brad joined First Mid in 2007 as Senior VP and Senior Wealth Management Officer. He assumed the role of Executive VP in February 2015. Prior to joining the company, he was Director of Wealth Management at Midland States Bank in Effingham for 9 years. Eric S. McRae Executive Vice President, Chief Credit Officer Eric joined First Mid in 1999 and has been Executive VP and Senior Lender of First Mid - Illinois Bank since 2008. Clay M. Dean Senior Vice President, Chief Executive Officer First Mid Insurance Group Clay assumed his current role in 2014. Previous roles with the Bank include Senior VP of Deposit Services and Senior VP of Treasury Management. Prior to joining the company, he was employed at NewAlliance Bank in New Haven, Connecticut. Rhonda R. Gatons Senior Vice President, Human Resources Rhonda joined the company in 2016. She brings more than 20 years of experience in Human Resources to the First Mid organization. Prior to joining First Mid, she was Director of Human Resources at Midland States Bank in Effingham for 5 years. Amanda D. Lewis Senior Vice President, Chief Deposit Services Officer Mandy joined First Mid in 2001 and was promoted to her current role as Senior VP in 2014. Prior to her current role she served as Director of Marketing for the Bank. Christopher L. Slabach Senior Vice President, Chief Risk Officer Chris joined First Mid in 1993 and has been a Senior VP and Chief Risk Officer since 2008. Prior to joining the company, he worked for the FDIC from 1985 to 1993, ending his tenure there as a commissioned examiner.

37 Board of Directors Aligned with shareholders, dedicated to the mission and committed to measured growth, First Mid - Illinois Bancshares’ Board of Directors provide a diverse set of experiences and industry knowledge as well as strong ties to our communities. Holly A. Bailey President, Howell Asphalt Company President, Howell Paving, Inc. Director since 2012 Chairman, Compensation Committee Robert S. Cook Managing Partner, TAR CO Investments, LLC Director since 2014 Joseph R. Dively Chairman and Chief Executive Officer Director since 2004 Steven L. Grissom Chief Executive Officer of SKL Investment Group, LLC Director since 2000 Audit Committee Financial Expert Gary W. Melvin Consultant and Director, Rural King Farm & Home Supplies Stores Director since 1990 Ray Anthony Sparks Private Investor, Sparks Investment Group, LP Senior Advisor, Mattoon Area Family YMCA Director since 1994 Lead Director Mary J. Westerhold Chief Financial Officer, Madison Communications Co. Director since 2016 Chairman, Audit Committee James E. Zimmer Owner, Zimmer Real Estate Properties, LLC Co - Founder, Bio - Enzyme Director since 2014

38 Appendix – Non - GAAP Reconciliation

39 Non - GAAP Reconciliation Tangible Common Equity and Tangible Assets (Dollars in thousands, except per share data) As of December 31, As of March 31, 2013 2014 2015 2016 2017 2018 Tangible Common Equity: Total Common Equity $ 97,346 $ 137,516 $ 177,609 $ 280,673 $ 307,964 $ 310,587 Adjustments Goodwill (25,753) ( 25 , 753 ) ( 41 , 007 ) ( 57 , 791 ) ( 60 , 150 ) ( 60 , 150 ) Core Deposit Intangibles (2,487) ( 1 , 844 ) ( 7 , 185 ) ( 10 , 218 ) ( 8 , 389 ) ( 7 , 969 ) Other Intangibles ( 1 , 812 ) ( 2 , 614 ) ( 2 , 290 ) ( 2 , 205 ) Tangible Common Equity $ 69 , 10 6 $ 109,919 $ 127,605 $ 210,050 $ 237,135 $ 240,263 Tangible Assets: Total Assets - GAAP $ 1,605,498 $ 1,607,103 $ 2,114,499 $ 2,884,535 $ 2,841,539 $ 2,837,346 Adjustments Goodwill (25,753) ( 25 , 753 ) ( 41 , 007 ) ( 57 , 791 ) ( 10 , 365 ) ( 60 , 150 ) Core Deposit Intangible (2,487) ( 1 , 844 ) ( 7 , 185 ) ( 10 , 218 ) ( 8 , 389 ) ( 7 , 969 ) Other Intangibles ( 1 , 812 ) ( 1 , 629 ) ( 1 , 446 ) ( 1 , 400 ) Tangible Assets $ 1,577,258 $ 1,579,506 $ 2,064,495 $ 2,814,897 $ 2,821,339 $ 2,767,827 Common Shares Outstanding 5,883,780 7,033,318 8 , 453 , 96 7 12,470,999 12,660,748 12,677,846 Tangible Common Equity to Tangible Assets Ratio 4 . 38% 6 . 96% 6 . 18% 7 . 46% 8 . 41% 8 . 68 % Tangible Book Value Per Share $ 11 . 7 5 $ 15.63 $ 15 . 0 9 $ 16.84 $ 18.73 $ 18.95

40 Non - GAAP Reconciliation Adjusted Earnings Metrics 1) Annual periods through 2017 tax effected at 35%; 2018 Q1 tax effected at 21% (Dollars in thousands, exept per share data) Three months For the twelve months ended December 31, ended March 31, 2013 2014 2015 2016 2017 2018 Net Income $ 14,722 $ 15,461 $ 16,512 $ 21,840 $ 26,684 $ 8,390 Net Income Available to Common Holders $ 10,305 $ 11,309 $ 14,312 $ 21,015 $ 26,684 $ 8,390 Amortization Of Intangibles (1) $ 438 $ 417 $ 579 $ 1,177 $ 1,308 $ 368 Average Assets $ 1,568,638 $ 1,593,227 $ 1,807,998 $ 2,333,866 $ 2,825,702 $ 2,832,584 Average Common Equity $ 100,382 $ 108,883 $ 161,966 $ 225,784 $ 299,289 $ 308,964 Average Intangibles ( 28 , 574 ) (27,916) (35,222) (57,166) (69,497) (69,752) Average Tangible Common Equity $ 71,808 $ 80,967 $ 126,744 $ 168,618 $ 229,792 $ 239,212 Return on Average Assets 0 . 94% 0.97% 0.91% 0.94% 0.94% 1.18% Return on Average Common Equity 10 . 27% 10.39% 8.84% 9.31% 8.92% 10.86% Return on Average Tangible Common Equity 14 . 96% 14.48% 11.75% 13.16% 12.18% 14.64% Adjustments to Earnings Net Income $ 14,722 $ 15,461 $ 16,512 $ 21,840 $ 26,684 $ 8,390 Security Gains (1) ( 1 , 490 ) (465) (294) (775) (400) (16) Non - Recurring Revenue (1) - - - - (332) - Non - Recurring Expenses (1) - - 960 871 1,925 237 Adjustment of deferred tax assets due to change in tax law - - - - 1,410 - Core Net Income $ 13 , 23 2 $ 14,996 $ 17,178 $ 21 , 93 6 $ 29 , 28 7 $ 8,611 Core Net Income Available to Common Holders $ 8 , 81 5 $ 10,844 $ 14,978 $ 21 , 11 1 $ 29 , 28 7 $ 8,611 Core Return on Average Assets 0 . 84% 0 . 94% 0 . 95% 0 . 94% 1 . 04% 1 . 22 % Core Return on Average Tangible Common Equity 12 . 89% 13 . 91% 12 . 27% 13 . 22% 13 . 31% 15 . 01%

41 Non - GAAP Reconciliation Net Interest Margin 1) Calculated on a tax equivalent basis where interest earned on tax - exempt securities and loans Is adjusted to an amount comparable to interest subject to normal income taxes assuming a federal tax rate of 21% during 2018 and 35% during 2017 and includes the impact of non - interest bearing funds (Dollars in thousands, exept per share data) Three months For the twelve months ended December 31, ended March 31, 2013 2014 2015 2016 2017 2018 Net Interest Income as reported $ 49,924 $ 51,482 $ 55,752 $ 71,204 $ 93,073 $ 23,195 Tax Equivalent Adjustment (1) 1,316 1 , 43 5 1 , 67 4 2 , 43 8 3 , 40 4 465 Net Interest Income (tax equivalent) (1) $ 51,240 $ 52,917 $ 57,426 $ 73,642 $ 96,477 $ 23,660 Average Earning Assets 1 , 475 , 16 8 1,499,378 1,699,312 2,167,202 2,608,838 2 , 625 , 68 5 Net Interest Margin (GAAP) 3 . 38% 3 . 43% 3 . 28% 3 . 29% 3 . 57% 3 . 58 % Net Interest Margin (tax equivalent) (1) 3 . 47% 3 . 53% 3 . 37% 3 . 39% 3 . 70% 3 . 65%